Loan Payable - Shareholder	11 Months Ended
Dec. 31, 2012
Debt Instruments [Abstract]
Related Party Transactions Disclosure [Text Block]

Note 6 – Loan Payable - Shareholder

On February 27, 2012, the Company issued an aggregate of $85,650 unsecured promissory notes to its officers and directors. The notes are non-interest bearing and payable on December 31, 2012. In addition, an officer advanced to the Company an additional $95,934. Due to the short-term nature of the notes and advances, the fair value of the notes and advances approximates the carrying amount. Such advances are non-interest bearing and are due on demand. During 2012, the Company repaid $50,000 of the unsecured promissory note and $76,680 of the advance. From January 1, 2013 through March 31, 2013, the Company repaid $35,000 of the unsecured promissory notes and $8,400 of the advance.